United Insurance Holdings Corporation (NASDAQ: UIHC) Investor Presentation August 4, 2021

Company Overview

UPC Insurance is a specialty underwriter of catastrophe exposed property insurance in the U.S.

United Insurance Holding Corp. (NASDAQ: UIHC) was founded in 1999 and is the insurance holding company for 5 P&C carriers and operating affiliates operating under the brand ***UPC Insurance*** (UPC).

UPC has the #1 market share of commercial residential property insurance (commercial lines) in Florida with over 6,000 policies and $391 million of premium in-force. Journey Insurance Company, our AM Best rated carrier formed in partnership with Tokio Marine Kiln, has expanded our commercial underwriting capabilities into Texas and South Carolina and is poised for profitable growth.

UPC's homeowners & fire insurance products (personal lines) are now focused on New York and 6 southeastern coastal states, with roughly 478,000 policies and $870 million of premium in-force. [1]

UIHC as of June 30, 2021	
Total Assets:	$3.15 billion
Total Equity:	$339 million
Premium in-Force:	$1.26 billion [1]
Employees:	477
Headquarters:	St. Petersburg, FL
Financial Strength Ratings:	A- (Kroll) A- (AM Best) [2] A (Demotech)

Specialty Commercial Property Underwriters

AmCoastal — A UPC Insurance Company

Journey Insurance

Specialty Homeowners Underwriters

UPC Insurance

Family Security Insurance — A UPC Insurance Company

Interboro Insurance — A UPC Insurance Company

1 *Excludes discontinued territories or where renewal rights have been sold*

2 *AM Best rating for Journey Insurance Company only*

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Corporate Strategy 3 We seek to be a top-quartile specialty underwriter of CAT exposed property insurance Innovative Reinsurance Programs & Long- Standing Partnerships Highly Specialized Coastal Underwriter Sophisticated Risk Selection and Exposure Management Proprietary, Scalable Technology to Price & Service Risks Favorable market dynamics including hard market pricing and an improving regulatory backdrop expected to serve as a tailwind to executing our strategy and improving underwriting profitability

Q2-2021 Executive Summary

We made progress on several initiatives this quarter to reduce volatility and improve results over time

1	Reinsurance Renewal Successful	• Lowered retention and added aggregate stop-loss feature for named windstorm • Maintained cascading aggregate structure providing superior 1st event protection • Modest single digit risk-adjusted cost increase captured in rate indications
2	Underwriting Improvements	• Adjusting replacement cost estimates to ensure proper insurance-to-value • Florida rate increase of 14.7% effective 7/1 for new and renewal business • Anticipate average rate increase near 20% for Q3 due to overlapping changes
3	Focus on Technology	• Created new COO role to lead insurance operations filled by our CIO, Chris Griffith • Skyway Technologies direct-to-consumer platform nearing launch • Legacy policy system conversions to new Agent Connect platform going well
4	Exposure Management Working	• Since 12/31/20, pooled group premium in-force is up +5%, but TIV is down -6% • Portfolio optimization improving model expected loss estimates (PML and AAL) • Targeting risks in the bottom quartile of our underwriting profitability framework

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Q2-2021 Results 5 Higher reinsurance and loss costs drove the y/y decline in core earnings Q2-21 Q2-20 Change Core income (loss) (24,636)$ 8,816$ -379.5% per diluted share (CEPS) (0.57)$ 0.20$ Included the following items Net current year catastrophe loss & LAE incurred 40,257$ 29,799$ Net (favorable) unfavorable reserve development (372)$ (823)$ Total items 39,885$ 28,976$ Core income (loss) excluding items 6,873$ 13,022$ -47.2% CEPS excluding items 0.16$ 0.30$ Direct Loss & LAE ratio - NonCAT 33.4% 26.3% 7.1 pts Direct Loss & LAE ratio - CAT 25.5% 22.2% 3.3 pts Gross expense ratio 19.1% 24.0% (5.0) pts Net loss & LAE ratio - NonCAT 53.5% 38.8% 14.7 pts Net loss & LAE ratio - CAT 27.7% 16.0% 11.7 pts Net expense ratio 46.7% 44.6% 2.1 pts Combined ratio 127.9% 99.4% 28.5 pts Net current year catastrophe loss & LAE incurred -27.7% -16.1% Net favorable (unfavorable) reserve development 0.3% 0.4% Underlying combined ratio 100.5% 83.7% 16.8 pts

Business Mix is Shifting 6 We seek to grow Commercial and reduce Personal lines exposures over the next 3 years $687 $821 $890 $973 $1,064 $21 $220 $362 $407 $393 $708 $1,041 $1,252 $1,380 $1,457 2016 2017 2018 2019 2020 Personal Lines Commercial Lines GPW by Line of Business ($MMs) 20% CAGR 97% / 3% 79% / 21% 71% / 29% 73% / 27%71% / 29% In-force Premium by Region (2) Personal Lines Commercial Lines Products ▪ Homeowners Policy (1) (core to strategy) ▪ Condominium & Dwelling Fire Policies (core to strategy) ▪ Commercial Residential Policy (core to strategy) ▪ E&S Commercial Residential Policy (launch targeted in 2022) Coastal-exposed Markets (2) ▪ Florida (40.4% of GPW) ▪ Gulf (26.4% of GPW) • Southeast (12.8% of GPW) • Northeast (20.3% of GPW) ▪ Florida (98.0% of GPW) ▪ Gulf (1.6% of GPW) ▪ Southeast (0.3% of GPW) Distribution ▪ Strategic Partners ▪ Independent Agents ▪ New Direct to Consumer (DTC / Skyway Technologies) beginning in 2H21 ▪ Unaffiliated Managing General Underwriter (AmRisc) ▪ Other MGU’s, including ICAT and future MGU partners (1) Includes non-core Renters’ policies, which the Company is exiting (2) Data as of 6/30/2021 excluding discontinued territories or where renewal rights have been sold 67% 19% 9% 5% FL Gulf SE NE ~$1.26B

Comparison of Personal & Commercial Lines 7 Commercial has consistently outperformed Personal Lines since our 2017 merger with AmCo Personal Lines Key Metrics (2020) Underlying Combined Ratio (1) Combined Ratio Commercial Lines Key Metrics (2020) $1.0B / $564MM GPE / NPE $84MM Underlying U / W Profit (1) 43.0% Underlying Pre-Tax ROE (1) 89.7% Underlying Combined Ratio (1) $390MM / $202MM GPE / NPE $29MM Underlying U / W Profit (1) 42.1% Underlying Pre-Tax ROE (1) 87.1% Underlying Combined Ratio (1) Underlying Combined Ratio (1) Combined Ratio 50% 43% 45% 45% 49% 49% 55% 45% 17% 16% 14% 44% 1% 1% 6% -1% 116% 110% 120% 133% 95% 2017 2018 2019 2020 Target Pricing Expense Ratio NonCAT Loss Ratio CAT Loss Ratio Prior Years' Development Ratio 45% 50% 50% 54% 22% 31% 34% 33% 31% 11% 10% 22% -4% -2% 0% 0% 94% 90% 94% 109% 85% 2017 2018 2019 2020 Target Pricing Expense Ratio NonCAT Loss Ratio CAT Loss Ratio Prior Years' Development Ratio 67% 81% 84% 87% 75% 2017 2018 2019 2020 Target Pricing 99% 92% 100% 90% 85% 2017 2018 2019 2020 Target Pricing CAT 10% NonCAT 45% Exp 40% CAT 10% NonCAT 30% Exp 45% (1) Excludes CAT losses and prior year development

Q2-2021 Results by Line of Business 8 Our Specialty Commercial Continues to Perform Well Personal Lines (PL) represents our homeowners’ business and is performing outside of Florida, but Commercial Lines (CL) is what we seek to grow $ in millions PL CL Total Gross Premiums Earned 254.8$ 101.6$ 356.4$ Ceded Premiums Earned (151.8) (59.2) (211.0) Net Premiums Earned 103.1 42.4 145.5 Investment & Other Income 6.4 1.1 7.6 Unrealized G(L) on Equities 2.2 0.2 2.4 Total Revenue 111.7 43.7 155.5 Underlying Loss & LAE 62.5 15.7 78.2 Current year CAT Loss & LAE 37.8 2.4 40.3 Prior year development (0.3) (0.1) (0.4) Total Loss 100.0 18.0 118.1 Operating Expense 47.6 20.3 67.9 Total Expenses (excluding interest) 147.7 38.3 186.0 Core Income (Loss) before tax (39.5)$ 5.3$ (34.2)$ Core Income (Loss) (28.7)$ 4.0$ (24.6)$ Direct Loss Ratio - NonCAT 39.3% 18.6% 33.4% Direct Loss Ratio - CAT (Current AY) 29.3% 10.9% 25.5% Gross Expense Ratio 18.7% 20.0% 19.1% Net Loss Ratio 97.0% 42.5% 81.2% Net Expense Ratio 46.2% 47.8% 46.7% Combined Ratio 143.3% 90.4% 127.9% CAT Loss -36.7% -5.8% -27.7% PY Development F/(U) 0.3% 0.2% 0.3% Underlying Combined Ratio 106.9% 84.8% 100.4%

Overview of Challenging Market Conditions 9 Florida is the peak exposure zone in the world for windstorm where we have successfully operated since 1999 32 26 34 38 38 36 29 24 25 29 39 93 103 77 70 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1 1 2 1 1 1 2 3 2 2 4 5 6 8 3 12 7 10 2 6 4 7 10 8 6 13 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Atlantic Hurricanes Hurricanes Significantly Impacting the FL Market Average (7.1) Atlantic Hurricanes(1) Florida Homeowners Direct Incurred Loss Ratios (%) Florida Litigation Trends (3) During the last four years, two of the top ten costliest hurricanes in US history have made landfall in Florida including Hurricanes Irma ($32B(2)/2017) and Michael ($14B(2)/2018) Source: Insurance Information Institute (1) Only accounts for named storms that reached hurricane status (2) Insured losses adjusted for inflation to reflect 2020 dollars (3) From the Florida Office of Insurance Regulation’s analysis of the Florida market, which leverages data from NAIC 20,854 0 5,000 10,000 15,000 20,000 25,000 1Q14 1Q15 1Q16 1Q17 1Q18 1Q19 1Q20 1Q21 Year % of Nationwide Homeowners' Claims Opened in Florida % of Nationwide Homeonwers' Suits Opened in Florida 2016 7.8% 64.4% 2017 16.5% 68.1% 2018 11.9% 79.9% 2019 8.2% 76.5% Social Inflation Driving Growth in Industry Suits Served

Higher Net AOP CAT Pressuring Results 10 Reinsurance programs have responded, but exposure management is the long-term solution 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 1H-2016 1H-2017 1H-2018 1H-2019 1H-2020 1H-2021 Gross CAT Loss Ratio Net CAT Loss Ratio Losses ceded to our AOP CAT program have helped manage volatility from non-hurricane CAT events, but exposure reduction is the key to mitigating AOP CAT risk going forward Winter Storm URI and PCS 2125 were the main drivers of the increase in 2021 1H-2016 1H-2017 1H-2018 1H-2019 1H-2020 1H-2021 Events 16 15 17 24 26 26 Gross CAT Loss 32,810$ 36,696$ 54,978$ 79,039$ 97,605$ 194,313$ Gross Event Severity 2,051$ 2,446$ 3,234$ 3,293$ 3,754$ 7,474$ Net CAT Loss 18,776$ 32,410$ 23,657$ 27,459$ 46,917$ 64,222$ Net Event Severity 1,174$ 2,161$ 1,392$ 1,144$ 1,805$ 2,470$ Gross CAT Loss Ratio 10.5% 8.3% 9.7% 12.3% 14.2% 27.2% Net CAT Loss Ratio 8.7% 12.1% 7.0% 7.4% 12.4% 22.0%

Material Cost Increases Impacting Losses 11 Supply chain and inflation pressures have contributed to claims severity increases in 2021 Source: Xactimate

Our Response Creates a Foundation for Profitable Growth 12 We are well positioned to take advantage of the hard market in CAT exposed property Robust Rate Increases Exposure Management Initiatives Litigation Management & Reform Superior Reinsurance The outlook for UPC’s earnings is bright and more stable due to its evolving risk portfolio and reduced risk tolerance

Premium vs. Exposure Trending Favorably 13 Premium Goal = TIV Goal = We expect this gap to continue widening based on rate & exposure management actions

Personal Lines Renewal Rate Changes Sticking 14 Q2 was our best quarter yet and almost reached $4.00 per $1K of TIV ~$9M per month run rate Renewal Retention Rate Holding Strong All Personal Lines Metric 2020 Q3 2020 Q4 2021 Q1 2021 Q2 Renewing Policies 114,162 94,765 96,261 117,616 Renewal Acceptance 87.2% 85.3% 85.0% 80.5% Company Initiated Non-Renewals 4,397 4,711 5,499 16,204 Renewal Acceptance xNon-Renewals 90.3% 89.1% 89.4% 90.6% Renewed TIV 54,665,320,735 45,289,023,259 46,237,580,569 58,139,263,405 Expiring TIV 53,347,537,607 44,220,235,167 45,141,713,970 56,762,386,238 Additional TIV 1,317,783,128 1,068,788,092 1,095,866,598 1,376,877,167 Percent Change 2.5% 2.4% 2.4% 2.4% Renewed Premium 202,368,654 172,838,757 176,691,374 231,499,905 Expiring Premium 181,950,753 150,604,356 156,290,267 204,683,180 Additional Premium 20,417,901 22,234,400 20,401,107 26,816,725 Percent Change 11.2% 14.8% 13.1% 13.1% Renewal Premium Rate/$1k TIV 3.70 3.82 3.82 3.98 Expiring Premium Rate/$1k TIV 3.41 3.41 3.46 3.61 Monthly Rate Change 8.5% 12.1% 10.4% 10.4% R e n e w in g P o li ci e s O n ly Rate actions taken and planned for the next 12 months are expected to continue these positive trends and generate improved underwriting results in Personal Lines 3.1 3.2 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4 4.1 Q3-20 Q4-20 Q1-21 Q2-21 Renewal Expiring Premium Rate/$1k TIV

Our ESG Approach 15 We believe an effective ESG strategy leads to improved decision making, associate engagement, and results over time UPC Insurance has created a culture where people are empowered to address risks as they emerge. Motivated people combined with a strong corporate culture is the Company’s greatest competitive advantage and sets the stage for long-term sustainability UPC’s Core Values ESG Strategy & Commitments Environmental Social Responsibility UPC is committed to incorporate and embed sustainability issues deeper into the Company’s culture, strategic planning process and execution of its operational plans. This begins with addressing climate change by achieving net-zero carbon emissions for the Company’s operations and through its value chain by no later than 2030 UPC supports communities through various initiatives intended to give back and promote goodwill. UPC has provided support to numerous non-for-profit organizations over the past several years that champion noble causes including youth education, work force development, medical care/research, domestic violence shelters / prevention, child-care services, and many others Governance UPC is committed to increase the representation of women, people of color, and other underrepresented groups on its Board and Management Team. UPC’s goal is to add at least two new Directors to its Board over the next couple of election cycles to improve overall diversity at the highest level of corporate governance UPC will increase its capital allocated toward ESG focused investment vehicles and opportunities from 0% up to 10% of total stockholders’ equity attributable to UIHC stockholders. This is one of the most powerful ways an insurance company like UPC can drive progress by doing its part to ensure capital is more available and cost effective to those who practice sustainability Trust Accountability Integrity Persistence Teamwork Bias to Action

Cautionary Statements 16 This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report in Form 10-K for the year ended December 31, 2019 and 2020 and our Form 10-Q for the periods ending March 31, 2021 and June 30, 2021, once available. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See our earnings release, Form 10-K ,and Form 10-Q for further information regarding these non-GAAP financial measures. The information in this presentation is confidential. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited.